Utility Plant and Leases	12 Months Ended
Dec. 31, 2018
Regulated Operations [Abstract]
Utility Plant and Leases
Note 2 - Utility Plant and Leases
Net utility plant as of December 31, 2018 and 2017 was as follows (thousands of dollars):

December 31,	2018	2017
Gas plant:
Storage	$26,825	$25,019
Transmission	386,159	363,396
Distribution	6,049,380	5,600,769
General	416,643	396,252
Software and software-related intangibles	241,158	230,030
Other	14,074	14,178
	7,134,239	6,629,644
Less: accumulated depreciation and amortization	(2,234,029)	(2,231,242)
Construction work in progress	193,028	125,248
Net utility plant	$5,093,238	$4,523,650

Utility plant depreciation is computed on the straight-line remaining life method at composite rates considered sufficient to amortize costs over estimated service lives, including components which are intended to compensate for removal costs (net of salvage value), and retirements, based on the processes of regulatory proceedings and related regulatory commission approvals and/or mandates. In 2018, annual utility depreciation and amortization expense averaged 2.7% of the original cost of depreciable and amortizable property. Average rates in 2017 and 2016 approximated 3.0%. Transmission and Distribution plant (combined), associated with core natural gas delivery infrastructure, constitute the majority of gas plant. Annual utility depreciation expense averaged approximately 3.0% of original cost of depreciable transmission and distribution plant during the period 2016 through 2018.
Depreciation and amortization expense on gas plant, including intangibles, was as follows (thousands of dollars):

	2018	2017	2016
Depreciation and amortization expense	$185,719	$187,075	$214,037

Included in the figures above is amortization of utility intangibles of $13.6 million in 2018, $14.3 million in 2017, and $14.8 million in 2016. Additionally, the amounts above exclude regulatory asset and liability amortization.
Operating Leases and Rentals.    Certain land, buildings, and construction equipment is leased. The majority of these leases are short-term and accounted for as operating leases. For the natural gas operations segment, these leases are also treated as operating leases for regulatory purposes. Centuri has various short-term operating leases of equipment and temporary office sites. The table below presents Southwest’s and Centuri’s rental and lease payments that are included in operating expenses (in thousands):

	2018	2017	2016
Southwest Gas Corporation	$4,556	$4,926	$4,357
Centuri	59,491	62,310	53,956
Consolidated rental payments/lease expense	$64,047	$67,236	$58,313

The following is a schedule of future minimum lease payments for operating leases (with initial or remaining terms in excess of one year) as of December 31, 2018 (thousands of dollars):

	Southwest	Centuri	Consolidated Total
2019	$898	$10,053	$10,951
2020	363	7,656	8,019
2021	299	5,760	6,059
2022	163	5,163	5,326
2023	79	3,681	3,760
Thereafter	177	10,511	10,688
Total minimum lease payments	$1,979	$42,824	$44,803

Capital Leases.    Centuri leases certain construction equipment under capital leases arrangements which are not significant.